UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   June 29, 2004

FactSet Research Systems Inc.

(Exact name of Registrant as specified in its charter)

Delaware	1-11869	13-3362547
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

One Greenwich Plaza
Greenwich, Connecticut 06830-6352
(Address of principal executive offices)

(203) 863-1500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 5.    Other Events and Regulations FD Disclosure.

On June 29, 2004, FactSet Research Systems Inc. issued a press release announcing it has agreed to acquire the JCF Group of Companies. The press release is attached as Exhibit 99.1 to this report on Form 8-K. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Exhibit
No.	Description
–––––	––––––––––––––––––––––––––––––
99.1	Press Release, dated as of June 29, 2004

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FACTSET RESEARCH SYSTEMS INC.
(Registrant)
By:

Date:	June 29, 2004	/s/ ERNEST S. WONG
––––––––––––––––––––––––––––––––––
Ernest S. Wong,
Senior Vice President, Chief Financial Officer,
Treasurer and Secretary

EXHIBIT 99.1

EXHIBIT INDEX

Exhibit
No.	Description of Document
–––––	––––––––––––––––––––––––––––––––––––––––––––––––––––––––
99.1	Press Release of Registrant, dated June 29, 2004 reporting FactSet Research Systems Inc.
has agreed to acquire the JCF Group of Companies

FactSet Research Systems Inc.
One Greenwich Plaza
Greenwich, Connecticut 06830-6352
203.863.1500/203.863.1501 Fax

News Release

FOR IMMEDIATE RELEASE

FACTSET AGREES TO ACQUIRE JCF GROUP
Acquisition Enhances FactSet’s Global Market Position

June 29, 2004, (Greenwich, CT) — FactSet Research Systems Inc, (NYSE: FDS) a major supplier of computer-based financial and economic data to the investment community, today announced that it has entered into a definitive agreement to acquire all the outstanding shares of the JCF Group of companies. JCF, based in Paris and London, is a privately-held provider of global broker estimates and other financial and macroeconomic data to institutional investors. The announcement follows the approval of the transaction by FactSet’s board of directors. FactSet will pay consideration of €50,000,000, of which €10,000,000 will be in the form of FactSet common stock. In addition, up to €5,000,000 of contingent consideration will be payable if certain subscription targets are met during the two years following the closing of the transaction.

“We eagerly anticipate integrating JCF’s global broker estimate database into FactSet’s online system,” said Philip A. Hadley, CEO of FactSet. “We expect that access to JCF’s highly regarded content will enable FactSet to meet the growing needs of our existing clients. JCF’s international client base also enhances our opportunity to expand FactSet’s global presence.”

JCF Quant, JCF’s flagship product, presents the company’s broker estimate database with historic prices, third party company financials and macroeconomic data in one easy-to-use interface. JCF’s current client list includes a number of established Wall Street investment banks and asset managers. Revenues for JCF were approximately €14,000,000 for the year ended December 31, 2003.

Under the terms of the agreement, FactSet will acquire all of JCF’s outstanding stock for a combination of cash and FactSet common stock. The transaction is scheduled to close in September 2004 and is not expected to be dilutive to earnings in fiscal 2005.

“With this acquisition, we will continue to provide innovative financial and economic data solutions to the global investment community,” said Michael DiChristina, President and COO of FactSet. “FactSet and JCF have complementary businesses, across many dimensions, with the same strong emphasis on client service.”

“We are delighted to have reached this agreement and are eager to partner with FactSet so that our clients may benefit from our mutual efforts,” said Jacques Chahine, founder and CEO of JCF Group. “As leaders in our own respective markets with similar missions, I am enthusiastic about the products and data solutions FactSet and JCF can build.”

About JCF Group
JCF Group, based in Paris and London and founded by current CEO Jacques Chahine, is a highly-regarded supplier of global broker estimates and other financial and macroeconomic data to institutional investors. JCF provides investment professionals with easy-to-use, customizable tools to access broker estimate data on companies from more than 50 countries around the world and manage detailed financial information as well as the automatic generation of research reports.

About FactSet
FactSet Research Systems Inc. is a leading provider of global financial and economic information, including fundamental data on tens of thousands of companies worldwide. Combining more than 200 databases into its own dedicated online service, the Company also provides the tools to download, combine and manipulate the data for investment analysis.

The Company, headquartered in Greenwich, Connecticut, was formed in 1978 and now conducts operations from nineteen locations worldwide including Boston, New York, Chicago, San Mateo, London, Frankfurt, Paris, Tokyo, Hong Kong, and Sydney. As of May 31, 2004, the Company had 851 employees worldwide.

Forward-Looking Statements
This news release contains forward-looking statements based on management’s current expectations, estimates and projections. All statements that address expectations or projections about the future, including statements about the Company’s strategy for growth, product development, market position, subscriptions and expected expenditures and financial results are forward-looking statements. Forward-looking statements may be identified by words like “expected,” “anticipates,” “plans,” “intends,” “projects,” “should,” “indicates,” “continues”, “subscriptions” and similar expressions. These statements are not guarantees of future performance and involve a number of risks, uncertainties and assumptions. Many factors, including those discussed more fully elsewhere in this release and in FactSet’s filings with the Securities and Exchange Commission, particularly its latest annual report on Form 10-K, as well as others, could cause results to differ materially from those stated. These factors include, but are not limited to, the ability to hire qualified personnel; maintenance of the Company’s leading technological position; the impact of global market trends on the Company’s revenue growth rate and future results of operations; the negotiation of contract terms with corporate vendors, data suppliers and potential landlords; retention of key clients; the successful resolution of ongoing audits by tax authorities; the continued employment of key personnel; the absence of U.S. or foreign governmental regulation restricting international business; and the sustainability of historical levels of profitability and growth rates in cash flow generation.

This news release contains forward-looking statements based on management’s current expectations, estimates and projections. All statements that address expectations or projections about the future, including statements about the company’s strategy for growth, product development, market position, commitments and expected expenditures and financial results are forward- looking statements. Some of the forward-looking statements may be identified by words like “expects,” “anticipates,” “plans,” “intends,” “projects,” “indicates,” “continued”, “commitments” and similar expressions. These statements are not guarantees of future performance and involve a number of risks, uncertainties and assumptions. Many factors, including those discussed more fully elsewhere in this release and in FactSet’s filings with the Securities and Exchange Commission, particularly its latest annual report on Form 10-K, as well as others, could cause results to differ materially from those stated. These factors include, but are not limited to, the ability to hire qualified personnel; maintenance of the Company’s leading technological position; the impact of global market trends on the Company’s revenue growth rate and future results of operations; the negotiation of contract terms supporting new and existing databases; the successful resolution of ongoing audits by tax authorities; the continued employment of key personnel; the absence of U.S. or foreign governmental regulation restricting international business; and the sustainability of historical levels of profitability and growth rates in cash flow generation.